UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 22, 2006
                Date of Report (Date of earliest event reported)


                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Michigan                       001-32428              30-0030900
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification Number)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

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     [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
         (17CFR240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
           Audit Report or Completed Interim Review

     (a) On August 17, 2006 the Board of Directors and management of the Registrant concluded that its financial statements for the three months ended March 31, 2006 should be amended to:

          1) include an accrual of $468,000 of default interest for borrowing under a convertible note issued by the Registrant to Laurus Master Fund, Ltd. ("Laurus") and for borrowing by the Registrant from LaSalle Bank Midwest, N.A. ("LaSalle Bank") and LaSalle Business Credit, a division of ABN AMRO N.V. ("LaSalle Business Credit" and together with LaSalle Bank, the "LaSalle Entities"); and

          2) reclassify $985,000 of payments of Fencemaster Obligations from operating activities to investing activities in the consolidated statement of cash flows.

As of June 1, 2006 the Registrant was in default on its agreements with Laurus and the LaSalle Entities. These events formed the basis for the recognition of default interest. Laurus has not demanded payment of any default interest through June 30, 2006, and, as set forth in Item 3.02 of the Registrant's Form 8-K dated August 16, 2006, has waived payment of the same. The Registrant is in negotiations with the respective LaSalle Entities for a waiver of default interest and neither of the LaSalle entities has demanded payment of any default interest through June 30, 2006.

Management has assessed the materiality of the above adjustments that should have been accrued in the first quarter and determined that a restatement of the financial statements is required. Management has discussed this conclusion with both the Registrant's audit committee and independent registered public accounting firm who have agreed with this conclusion.

The Registrant intends to promptly file a report on Form 10-QA for the three months ended March 31, 2006 to reflect the default interest described above. The full amount of default interest for the six months ended June 30, 2006, including the $468,000 referred to above, has already been reflected in the Registrant's report on Form 10-Q for the six months and three months ended June 30, 2006, which has been filed with the Securities and Exchange Commission. However, the Registrant's independent registered public accounting firm has not yet completed its review of the Form 10-Q for the quarterly period ended June 30, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 28, 2006             TARPON INDUSTRIES, INC.


                                   By:s/s J. Stanley Baumgartner
                                      ---------------------------------
                                      J. Stanley Baumgartner
                                      Chief Financial Officer